Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2010
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities
Note 15 — Commitments and contingent liabilities
Product warranty liability: The Company warrants to the original purchaser of certain of its products that it will, at its option, repair or replace, without charge, such products if they fail due to a manufacturing defect. Warranty periods vary by product. The Company has recourse provisions for certain products that would enable recovery from third parties for amounts paid under the warranty. The Company accrues for product warranties when, based on available information, it is probable that customers will make claims under warranties relating to products that have been sold, and a reasonable estimate of the costs (based on historical claims experience relative to sales) can be made. Set forth below is a reconciliation of the Company’s estimated product warranty liability for 2010:

(Dollars in thousands)
Balance — December 31, 2009	$12,085
Accrued for warranties issued in 2010	3,593
Settlements (cash and in kind)	(5,176)
Accruals related to pre-existing warranties	740
Businesses sold	(91)
Effect of translation	(274)

Balance — December 31, 2010	$10,877

Operating leases: The Company uses various leased facilities and equipment in its operations. The lease terms for these assets vary. In connection with these operating leases, the Company had residual value guarantees in the amount of approximately $9.1 million at December 31, 2010. The Company’s future payments cannot exceed the minimum rent obligation plus the residual value guarantee amount. The guarantee amounts are tied to the unamortized lease values of the assets under lease, and are payable should the Company decide neither to renew these leases, nor to exercise its purchase option. At December 31, 2010, the Company had no liabilities recorded for these obligations. Any residual value guarantee amounts paid to the lessor may be recovered by the Company from the sale of the assets to a third party.
Future minimum lease payments as of December 31, 2010 (including residual value guarantee amounts) under noncancelable operating leases are as follows:

(Dollars in thousands)
2011	$20,714
2012	17,258
2013	13,787
2014	9,565
2015	7,530
Rental expense under operating leases was $27.0 million, $28.0 million and $28.2 million in 2010, 2009 and 2008, respectively.
Environmental: The Company is subject to contingencies pursuant to environmental laws and regulations that in the future may require the Company to take further action to correct the effects on the environment of prior disposal practices or releases of chemical or petroleum substances by the Company or other parties. Much of this liability results from the U.S. Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), often referred to as Superfund, the U.S. Resource Conservation and Recovery Act (“RCRA”) and similar state laws. These laws require the Company to undertake certain investigative and remedial activities at sites where the Company conducts or once conducted operations or at sites where Company-generated waste was disposed.
Remediation activities vary substantially in duration and cost from site to site. These activities, and their associated costs, depend on the mix of unique site characteristics, evolving remediation technologies, diverse regulatory agencies and enforcement policies, as well as the presence or absence of potentially responsible parties. At December 31, 2010 and December 31, 2009, the Company’s consolidated balance sheet included an accrued liability of $6.9 million and $8.1 million, respectively, relating to these matters. Considerable uncertainty exists with respect to these costs and, under adverse changes in circumstances, potential liability may exceed the amount accrued as of December 31, 2010. The time-frame over which the accrued or presently unrecognized amounts may be paid out, based on past history, is estimated to be 15-20 years.
Regulatory matters: On October 11, 2007, the Company’s subsidiary, Arrow International, Inc. (“Arrow”), received a corporate warning letter from the U.S. Food and Drug Administration (FDA). The letter expressed concerns with Arrow’s quality systems, including complaint handling, corrective and preventive action, process and design validation, inspection and training procedures. It also advised that Arrow’s corporate-wide program to evaluate, correct and prevent quality system issues had been deficient.
The Company developed and implemented a comprehensive plan to correct the issues raised in the letter and further improve overall quality systems. From the end of 2009 to the beginning of 2010, the FDA reinspected the Arrow facilities covered by the corporate warning letter, and Arrow has responded to the observations issued by the FDA as a result of those inspections. Communications received from the FDA indicate that the FDA has classified its inspection observations as “voluntary action indicated,” or VAI. This classification signifies that the FDA has concluded that no further regulatory action is required, and that any observations made during the inspections can be addressed voluntarily by the Company. In addition, in the third quarter of 2010, Arrow submitted and received FDA approval of all currently eligible requests for certificates to foreign governments, or CFGs. The Company believes that the FDA’s approval of its CFG requests is a clear indication that Arrow has substantially corrected the quality system issues identified in the corporate warning letter. The Company is continuing to work with the FDA to resolve all remaining issues and obtain formal closure of the corporate warning letter.
While the Company continues to believe it has substantially remediated the issues raised in the corporate warning letter through the corrective actions taken to date, the corporate warning letter remains in place pending final resolution of all outstanding issues, which the Company is actively working with the FDA to resolve. If the Company’s remedial actions are not satisfactory to the FDA, the Company may have to devote additional financial and human resources to its efforts, and the FDA may take further regulatory actions against the Company.
Litigation: The Company is a party to various lawsuits and claims arising in the normal course of business. These lawsuits and claims include actions involving product liability, intellectual property, employment and environmental matters. Based on information currently available, advice of counsel, established reserves and other resources, the Company does not believe that any such actions are likely to be, individually or in the aggregate, material to its business, financial condition, results of operations or liquidity. However, in the event of unexpected further developments, it is possible that the ultimate resolution of these matters, or other similar matters, if unfavorable, may be materially adverse to the Company’s business, financial condition, results of operations or liquidity. Legal costs such as outside counsel fees and expenses are charged to expense in the period incurred.
Other: The Company has various purchase commitments for materials, supplies and items of permanent investment incident to the ordinary conduct of business. On average, such commitments are not at prices in excess of current market.